Supplement to the Current Prospectus

MFS® Institutional Trust
MFS Institutional International Equity Fund
MFS Institutional Large Cap Value Fund

Effective immediately, the first paragraph of the section entitled “How to Redeem Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares” is restated in its entirety as follows:

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form (and accepted by MFSC with respect to telephone redemption orders). Your financial intermediary, if any, is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required if redemption proceeds are wired to a predesignated bank account.

The date of this supplement is January 1, 2010.